SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2003
Date of report (Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4th Floor
Windsor Place
22 Queen Street
P.O. Box HM 1179
Hamilton HM EX
Bermuda
(Address of principal
	executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

N/A
(Former name and former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated February 27, 2003.

Item 9. Regulation FD Disclosure.

     On February 27, 2003, the Registrant issued a press release announcing its financial results for the fourth fiscal quarter and the fiscal year ended February 1, 2003. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the February 27, 2003 press release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2003

MARVELL TECHNOLOGY GROUP LTD.

By:	/S/ George A. Hervey

George A. Hervey
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press Release issued February 27, 2003.